Scharf Fund
Institutional Class – LOGIX

Scharf Global Opportunity Fund
Institutional Class (formerly, Retail Class) – WRLDX

each a series of Advisors Series Trust (the “Trust”)

Supplement dated March 26, 2025 to the Statutory Prospectus
and Statement of Additional Information (“SAI”) dated January 28, 2025

Reorganization into ETFs
At a meeting held on March 20-21, 2025, the Board of Trustees of the Trust (the “Board”) approved, subject to shareholder approval, a proposed reorganization of each of the Scharf Fund and the Scharf Global Opportunity Fund (each, a “Target Fund,” and together, the “Target Funds”) with and into newly-created exchange-traded funds (each, an “Acquiring Fund,” and together, the “Acquiring Funds”) (each such reorganization, a “Reorganization,” and together, the “Reorganizations”) which are listed opposite the respective Target Fund below:

Target Fund	Acquiring Fund
(each a series of the Trust)	(each a series of the Trust)
Scharf Fund	Scharf Guardian Kat ETF
Scharf Global Opportunity Fund	Scharf Guardian Kat Global ETF
In order to accomplish the Reorganizations, the Board approved, subject to shareholder approval, an Agreement and Plan of Reorganization for each Target Fund (the “Agreement”). Pursuant to the Agreement, each Target Fund will transfer its assets to its respective Acquiring Fund, in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Target Fund’s liabilities. As a result of the Reorganizations, the Target Funds, which are currently operated as mutual funds, will be converted into ETFs.
If the Agreement is approved by each Target Fund’s shareholders and subject to certain closing conditions set forth in the Agreement, upon completion of a Reorganization, shareholders of each Fund (who hold their Target Fund shares through an account that may hold ETF shares (“Qualifying Account”)) will receive shares of an Acquiring Fund with a value equal to the aggregate net asset value of their shares of its respective Target Fund (and cash in lieu of fractional shares, if any) held immediately prior to a Reorganization. As a result, shareholders of each Target Fund will become shareholders of its respective Acquiring Fund following each Reorganization and will no longer be shareholders of a Target Fund. The Target Funds will then be dissolved.
Each proposed Reorganization is expected to be a tax-free transaction for federal income tax purposes. Although the distribution to shareholders of cash in lieu of fractional shares is expected to be a small amount, it will likely be a taxable event for shareholders who hold their shares in a taxable account. Shareholders are encouraged to consult their tax advisors to determine the effect of such a small redemption.
Following each Reorganization, Scharf Investments, LLC (“Scharf”), the Target Funds’ investment adviser, will continue to serve as the Acquiring Funds’ investment adviser and make the day-to-day investment portfolio decisions for the Acquiring Funds. The Target Funds’ current portfolio managers also will continue to serve as the portfolio managers of the Acquiring Funds. In addition, Tidal Investments LLC (“Tidal”) will serve as the investment sub-adviser to the Acquiring Funds, and Mr. Charles A. Ragauss, CFA, Portfolio Manager at Tidal, will also serve as a portfolio manager of the Acquiring Funds. Each Acquiring Fund will carry on the business of its respective Target Fund and assume its performance and financial records.
Each Acquiring Fund will have the same investment objective and substantially similar principal investment strategies and principal risks as its respective Target Fund, except that each Acquiring Fund will be classified as a non-diversified fund whereas each Target Fund is classified as a diversified fund. The risk of operating as a non-diversified fund is that such Acquiring Fund could have more concentrated ownership of certain issuers than if it was a diversified fund. Concentrated ownership of issuers may make an Acquiring Fund more susceptible to economic, business, political or other factors affecting those issuers in which it invests. Accordingly, a non-diversified fund may involve more risk than a diversified fund. However, Scharf intends to manage each Acquiring Fund in a substantially similar manner as each respective Target Fund.
There are some differences between a traditional mutual fund and an ETF. Shares of an ETF are not issued in fractional shares and as a result, some shareholders who hold fractional shares of a Target Fund may have such fractional shares redeemed at net asset value immediately prior to a Reorganization resulting in a small cash payment, which will be taxable. After the Reorganizations, individual shares of the Acquiring Funds may only be purchased and sold on a stock exchange. Should you decide to purchase or sell shares in the Acquiring Funds after the Reorganizations, you will need to place a trade through a broker who will execute your trade on an exchange at prevailing market prices. Because Acquiring Fund shares will trade at market prices rather than at NAV, Acquiring Fund shares may trade at a price less than (discount) or greater than (premium) the portfolio’s net asset value. As with all ETFs, your broker may charge a commission for purchase and sales transactions, although ETFs trade with no transaction fees (NTF) on many platforms.
The Board has determined that each Reorganization is in the best interests of each Target Fund and its shareholders, and that the interests of each Target Fund’s shareholders will not be diluted because of a Reorganization. Accordingly, the Board has recommended that shareholders approve the Agreement. In the coming weeks, the Target Funds will circulate a proxy statement/prospectus which will contain pertinent details regarding the upcoming Reorganizations, including the Board’s reasons for approving the Reorganizations.
Shareholders of record of each Target Fund will receive a Proxy Statement/Prospectus which will contain additional information about the Reorganizations, including but not limited to: similarities and differences between each Acquiring Fund and its respective Target Fund, fees and expenses, the structure and operations of ETFs, terms and conditions of the Agreement, the Board’s consideration in approving the Agreement, the tax-free treatment of the Reorganizations, the shareholder meeting, voting instructions and a proxy.
The shareholder meeting and Reorganizations are expected to occur in the second half of 2025.
Effective immediately, the Target Funds will no longer be able to open shareholder accounts directly through the Target Funds’ Transfer Agent. Shareholders must open accounts through their financial intermediary. After the Reorganizations, shares of the Acquiring Funds may only be purchased and sold in a brokerage account through a broker who will execute your trade on an exchange at prevailing market prices.
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This communication is for informational purposes only and does not constitute a solicitation of any proxy.
Please retain this Supplement for your reference.
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